Liquidity and Going Concern	12 Months Ended
Jul. 31, 2025
Liquidity and Going Concern [Absract]
LIQUIDITY And GOING CONCERN

NOTE 2 – LIQUIDITY AND GOING CONCERN

For the years ended July 31, 2025 and 2024, the Company reported a net loss of approximately $4.6 million and $3.2 million, respectively, and operating cash outflows approximately $2.5 million and approximately $0.1 million. In assessing the Company’s ability to continue as a going concern, the Company monitors and analyzes its cash and its ability to generate sufficient cash flow in the future to support its operating and capital expenditure commitments. A history of net losses from operations, cash out from operating activities, and the requirement of additional capital to fund the Company’s current operating plan for the year ended July 31, 2025, these factors indicate the existence of an uncertainty that raises substantial doubt about the Company’s ability to continue as a going concern.

In January 2025, the Company issued and sold 212,222 ordinary shares to certain non-affiliated institutional investors at a price of US$22.5 per share for gross proceeds of US$4.8 million. The Company recorded net proceeds of approximately $4.8 million.

In February 2025, the Company issued and sold 87,778 ordinary shares at a price of US$18 per share, and pre-funded warrants to purchase up to 49,309 Ordinary Shares, and in a concurrent private placement, restricted warrants to purchase an aggregate of up to 137,086 Ordinary Shares to certain non-affiliated institutional investors for gross proceeds of US$2.5 million. The Company recorded net proceeds of approximately $2.1 million.

In July 2025, the Company issued and sold 301,932 ordinary shares to certain purchasers whom are “non-U.S. Persons” at a price of US$6.624 per share for gross proceeds of US$2 million. The Company recorded net proceeds of approximately $2 million.

On June 30, 2025, the board of directors of the Company approved the reverse share split of the Ordinary Shares, at a ratio of 1-for-18, to be effective at the open of business on Friday, August 8, 2025. As required by U.S. GAAP, the above share and per share data have been retroactively restated to reflect reverse stock split effected on August 8, 2025.

As of July 31, 2025, the Company had cash of approximately $9.0 million, accounts receivables of approximately $0.8 million and short-term investments in trading securities of approximately $0.1 million, which were highly liquid. On the other hand, the Company had current liabilities of approximately $0.8 million. The cash and short-term investments in trading securities could well cover the current liabilities. The Company’s ability to continue as a going concern is dependent on management’s ability to successfully execute its business plan, which includes increasing revenue while controlling operating cost and expenses to generate positive operating cash flows and obtain financing from outside sources.

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result from the outcome of the uncertainties described above.